                    Filed pursuant to Rule 497(e) File Nos. 33-6540 and 811-5033
----------
PROSPECTUS
----------

                                                                MARCH 1, 2000

CitiFunds(SM)
Intermediate Income
Portfolio

CITIBANK, N.A., INVESTMENT MANAGER

CLASS A AND CLASS B SHARES

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

Table of Contents

FUND AT A GLANCE .......................................................     3

YOUR CITIFUNDS ACCOUNT .................................................    13
   CHOOSING A SHARE CLASS ..............................................    13
   HOW TO BUY SHARES ...................................................    18
   HOW THE PRICE OF YOUR SHARES IS CALCULATED                               19
   HOW TO SELL SHARES ..................................................    20
   REINSTATING RECENTLY SOLD SHARES ....................................    22
   EXCHANGES ...........................................................    22
   ACCOUNT INQUIRIES ...................................................    23
   DIVIDENDS ...........................................................    23
   TAX MATTERS .........................................................    24

MANAGEMENT OF THE FUND .................................................    26
   MANAGER .............................................................    26
   MANAGEMENT FEES .....................................................    26

MORE ABOUT THE FUND ....................................................    27
   PRINCIPAL INVESTMENT STRATEGIES .....................................    27
   RISKS ...............................................................    34

FINANCIAL HIGHLIGHTS ...................................................   A-1

APPENDIX ...............................................................   B-1

----------------
FUND AT A GLANCE
----------------

Fund at a Glance

          This summary briefly describes CitiFunds Intermediate Income Portfolio and the principal risks of investing in it. For more information, see MORE ABOUT THE FUND on page 27.

Intermediate Income Portfolio

          FUND GOALS

          The Fund's goals are to generate a high level of current income and preserve the value of its shareholders' investment. Of course, there is no assurance that the Fund will achieve its goals.

          MAIN INVESTMENT STRATEGIES

          CitiFunds Intermediate Income Portfolio invests in a broad range of fixed income securities. The Fund's fixed income securities include:

            o debt securities of U.S. and foreign companies, such as bonds, short-term notes and mortgage-backed securities (including collateralized mortgage obligations, or CMOs) and asset-backed securities;

            o U.S. government securities, such as U.S. Treasury bills, notes and bonds, and obligations issued or guaranteed by U.S. government agencies or instrumentalities;

            o  debt securities of foreign governments; and

            o  preferred stock of U.S. and foreign companies.

          The Fund may invest up to 20% of its assets in foreign securities, including securities of issuers in developing countries, and generally purchases U.S. dollar denominated foreign securities.

          The Fund may invest up to 15% of its assets in zero coupon obligations that pay no current interest. The Fund may enter into "dollar rolls," where the Fund sells mortgage-backed securities and simultaneously agrees to repurchase similar securities in the future at a lower price.

          The Fund is permitted to invest in bonds with any maturity. However, the Fund's average weighted maturity is normally expected to be from three to ten years.

          The Fund's debt securities issued by U.S. companies must be investment grade when the Fund purchases them. Investment grade securities are those rated Baa3 or better by Moody's, BBB- or better by Standard & Poor's, or which Citibank believes to be of comparable quality.

          The Fund may use derivatives in order to protect (or "hedge") against changes in interest rates or the prices of securities held or to be bought. The Fund may also use derivatives for non-hedging purposes, to enhance potential gains or generate income. In addition, the Fund may use derivatives to manage the maturity or duration of fixed income securities.

          Please note that the Fund invests in securities through an underlying mutual fund.

          MAIN RISKS

          As with all mutual funds, you may lose money if you invest in this Fund. The principal risks of investing in CitiFunds Intermediate Income Portfolio are described below. See page 34 for more information about risks.

          The value of the Fund's shares will change daily as the value of its underlying securities change. This means that your shares of the Fund may be worth more or less when you sell them than when you bought them.

            o MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. Some securities held by the Fund may be quite volatile, meaning that their prices can change significantly in a short time.

            o INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. A change in interest rates could cause the Fund's share price to go down.

            o INCOME RISK. If interest rates decline, the amount of income paid to you by the Fund as dividends may also decline.

            o CREDIT RISK. Some issuers may not make payments on debt securities held by the Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of the Fund. The prices of lower rated securities often are more volatile than those of higher rated securities.

            o PORTFOLIO SELECTION. The success of the Fund's investment strategy depends in large part on the investment process. The portfolio managers may fail to pick securities that perform well because they are unable to predict accurately the direction of interest rates or to assess fundamental changes affecting the credit quality of issuers, or other factors. In that case, you may lose money, or your investment may not do as well as an investment in another fixed income fund.

            o FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by the Fund or issuers of securities, and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing the Fund's share price to be volatile. Also, in certain circumstances, the Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down.

               The Fund may invest in issuers located in emerging, or developing, markets. All of the risks of investing in foreign securities are heightened by investing in these markets.

            o PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by the Fund may be able to call a bond or prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund, and the Fund may lose any premium paid. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities, including CMOs, are particularly susceptible to prepayment risk and their prices may be more volatile than a security having no prepayment option.

            o ZERO COUPON OBLIGATIONS. Zero coupon obligations pay no current interest. As a result, their prices tend to be more volatile than those of securities that offer regular payments of interest. This makes the Fund's share price more volatile. In order to pay cash distributions representing income on zero coupon obligations, the Fund may have to sell other securities on unfavorable terms. These sales may generate taxable gains for Fund investors.

            o DERIVATIVES. The Fund's use of derivatives (such as futures contracts, option, swaps and forward foreign currency contracts), particularly for non-hedging purposes, may be risky. This practice could result in losses that are not offset by gains on other portfolio assets. Losses would cause the Fund's share price to go down. The Fund's ability to use derivatives successfully depends on a number of factors, including Citibank's ability to accurately predict interest rate, currency exchange rate and other market movements. If Citibank's predictions are wrong, the Fund could suffer greater losses than if the Fund had not used derivatives.

          Please note that an investment in the Fund is not a deposit of Citibank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          WHO MAY WANT TO INVEST

          You should consider investing in CitiFunds Intermediate Income Portfolio if:

            o You're seeking higher current income than is available from money market instruments, and you are willing to accept the greater share price fluctuations associated with higher income.

            o Your investment horizon is at least intermediate term -- typically three years or longer.

          Don't invest in the Fund if:

            o  Growth of principal is more important to you than current income.

            o You are not prepared to accept daily share price or income fluctuations and possible losses.

            o Your investment horizon is shorter term -- usually less than three years.

          Please keep in mind that an investment in any fixed income fund is not a complete investment program.

Fund Performance

          The following bar chart and table can help you evaluate the risks and performance of the Fund.

            o The bar chart shows changes in the Fund's performance from year to year for the calendar years indicated. The chart and related information do not take into account any sales charges that you may be required to pay. Any sales charges will reduce your return.

            o The table compares the Fund's average annual returns for the periods indicated to those of a broad measure of market performance. Please remember that unlike the Fund, the market index does not include the costs of buying and selling securities and other Fund expenses or sales charges. The Fund's returns in the table reflect the maximum sales charge currently applicable.

            o In both the chart and table, the returns shown for Class A shares include returns for periods before the creation of share classes on January 4, 1999. Prior to that date, there were no sales charges on the purchase or sale of Fund shares. The returns for Class A in the table have been adjusted to reflect the maximum front-end sales charge currently applicable to the Class A shares.

            o Class B shares have been offered since January 4, 1999. Class B performance is lower than that shown for Class A shares, because of higher fund expenses and the effect of the contingent deferred sales charge.

            o The Fund's performance reflects certain fee waivers or reimbursements. If these are reduced or eliminated, the Fund's performance may go down.

          When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future. For current yield information, please call 800-625-4554 toll free, or contact your account representative.

                CITIFUNDS INTERMEDIATE INCOME PORTFOLIO

--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS - CLASS A
(WITHOUT SALES CHARGE)

1994                (4.48)%
1995                16.45%
1996                 2.73%
1997                 8.87%
1998                 8.07%
1999                (2.37)%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND'S HIGHEST AND LOWEST RETURNS
FOR CALENDAR QUARTERS COVERED BY THE BAR CHART
 ..............................................................................
                                                    Quarter Ending
 ..............................................................................
Highest  6.49%                                       June 30, 1995
 ..............................................................................
Lowest  (3.21)%                                     March 31, 1994
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 1998
 ..............................................................................
                                                              Life of Fund
                                                                 Since
                                      1 Year     5 Years     June 25, 1993
 ..............................................................................
Class A                               (6.77)%     5.58%          4.00%
 ..............................................................................
Class B                               (7.12)%      N/A            N/A
 ..............................................................................
Lehman Aggregate Bond Index           (0.82)%     7.73%             *
--------------------------------------------------------------------------------

*Information regarding performance for this period is not available.

Fund Fees and Expenses

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
CITIFUNDS INTERMEDIATE INCOME PORTFOLIO
 ..............................................................................
SHAREHOLDER FEES
FEES PAID DIRECTLY FROM YOUR INVESTMENT
 ..............................................................................
SHARE CLASS (Class descriptions begin on page 13)          CLASS A   CLASS B
 ..............................................................................
Maximum Sales Charge (Load) Imposed on Purchases            4.50%      None
 ..............................................................................
Maximum Deferred Sales Charge (Load)                         None(1)   4.50%(2)
------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES(3)
EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS
 ..............................................................................
Management Fees                                             0.70%     0.70%
 ..............................................................................
Distribution (12b-1) Fees                                   0.25%     0.75%
 ..............................................................................
Other Expenses (administrative and other expenses)          0.37%     0.37%
 ..............................................................................
TOTAL ANNUAL FUND OPERATING EXPENSES*                       1.32%     1.82%

------------------------------------------------------------------------------

* Because some of the Fund's expenses were waived or
  reimbursed, actual total operating expenses for the prior
  year were:                                                0.90%     1.40%
 These fee waivers and reimbursements may be reduced or terminated at any time.

 (1) Except for investment of $500,000 or more.
 (2) Class B shares have a contingent deferred sales charge (CDSC) which is deducted from your sale proceeds if you sell your Class B shares within five years of your original purchase of the shares. In the first year after purchase, the CDSC is 4.50% of the price at which you purchased your shares, or the price at which you sold your shares, whichever is less, declining to 1.00% in the fifth year after purchase.
(3) The Fund invests in securities through an underlying mutual fund, U.S. Fixed Income Portfolio. This table reflects the expenses of the Fund and U.S. Fixed Income Portfolio.

          EXAMPLE

          This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that:

            o  you invest $10,000 in the Fund for the time periods indicated;

            o  you pay the maximum applicable sales charge;

            o  you reinvest all dividends;

            o you then sell all your shares at the end of those periods -- for Class B shares a number is also given showing your expenses if you held onto your shares; the example also shows the effects of the conversion of Class B shares to Class A shares after 8 years;

            o your investment has a 5% return each year -- the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund's future performance; and

            o the Fund's operating expenses as shown in the table without waivers remain the same.

          Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
CITIFUNDS INTERMEDIATE INCOME PORTFOLIO
 ..............................................................................
                                        1 Year   3 Years    5 Years   10 Years
 ..............................................................................
Class A                                  $578     $849      $1,141     $1,969
 ..............................................................................
Class B
 ..............................................................................
  Assuming redemption at end of period   $635     $873      $1,085     $2,005
 ..............................................................................
  Assuming no redemption                 $185     $573      $  985     $2,005
--------------------------------------------------------------------------------

----------------------
YOUR CITIFUNDS ACCOUNT
----------------------

Your CitiFunds Account

          CHOOSING A SHARE CLASS

          The Fund offers two share classes, Class A and Class B. Each class has its own sales charge and expense structure. Please read the information below carefully to help you decide which share class is best for you.

          CLASS A AT A GLANCE

            o Front-end load -- there is an initial sales charge of 4.50% or less

            o  Lower sales charge rates for larger investments

            o  Annual distribution/service fee of up to 0.25%

            o  Lower annual expenses than Class B shares

          CLASS B AT A GLANCE

            o  No initial sales charge

            o The deferred sales charge declines from 4.50% to 1.00% over five years, and is eliminated if you hold your shares for six years or more

            o  Annual distribution/service fee of up to 0.75%

            o  Automatic conversion to Class A shares after 8 years

--------------------------------------------------------------------------------
          WHAT ARE DISTRIBUTION/SERVICE FEES?

          Both Class A and Class B shares have annual DISTRIBUTION/ SERVICE FEES THAT are paid under a 12B-1 PLAN. These are fees, also called 12B-1 FEES, that are deducted from fund assets and are used to compensate those financial intermediaries such as broker/dealers that sell fund shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses. Because you pay these fees during the whole period that you own the shares, over time you may pay more than if you had paid other types of sales charges. For this reason, you should consider the effects of 12b-1 fees as well as sales loads when choosing a share class.
          ---------------------------------------------------------------------

          SALES CHARGES -- CLASS A SHARES

            o Class A shares are sold at net asset value plus a front- end, or initial, sales charge. The rate you pay goes down as the amount of your investment in Class A shares goes up. The chart below shows the rate of sales charge that you pay, depending on the amount that you purchase.

            o The chart below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions and other fees that financial intermediaries that sell shares of the Fund receive. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Financial intermediaries that sell Class A shares will also receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares sold by them.

--------------------------------------------------------------------------------
                                                                   BROKER/
                                 SALES CHARGE    SALES CHARGE      DEALER
                                  AS A % OF       AS A % OF      COMMISSION
AMOUNT OF                          OFFERING          YOUR         AS A % OF
YOUR INVESTMENT                     PRICE         INVESTMENT   OFFERING PRICE
 ..............................................................................
Less than $25,000                   4.50%           4.71%           4.05%
 ..............................................................................
$25,000 to less than $50,000        4.00%           4.17%           3.60%
 ..............................................................................
$50,000 to less than $100,000       3.50%           3.63%           3.15%
 ..............................................................................
$100,000 to less than $250,000      2.50%           2.56%           2.25%
 ..............................................................................
$250,000 to less than $500,000      1.50%           1.52%           1.35%
 ..............................................................................
$500,000 or more                    none*           none*        up to 1.00%
--------------------------------------------------------------------------------

*A contingent deferred sales charge may apply in certain instances. See page 15.

            o After the initial sales charge is deducted from your investment, the balance of your investment is invested in the Fund.

            o The sales charge may also be waived or reduced in certain circumstances, as described in "Sales Charge Waivers or Reductions" below. If you qualify to purchase Class A shares without a sales load, you should purchase Class A shares rather than Class B shares because Class A shares pay lower fees.

            o If you invest at least $500,000 in the Fund, you do not pay any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) of 1% of the purchase price, or the sale price, whichever is less, if you sell within the first year. Under certain circumstances, waivers may apply. Other policies regarding the application of the CDSC are the same as for Class B shares. Please read the discussion below on Class B shares for more information.

          PLEASE NOTE: If you owned Fund shares prior to January 4, 1999, you may exchange those shares into Class A shares of other CitiFunds and other mutual funds managed by Citibank without paying any sales charge, subject to verification. Shares subject to the waiver include shares purchased prior to January 4, 1999, and any shares that represent capital appreciation or the reinvestment of dividends or capital gains distributions on those shares.

          SALES CHARGES -- CLASS B SHARES

            o Class B shares are sold without a front-end, or initial, sales charge, but you are charged a contingent deferred sales charge
               (CDSC) when you sell shares within five years of purchase. The rate of CDSC goes down the longer you hold your shares. The table below shows the rates that you pay, as a percentage of your original purchase price (or the sale price, whichever is less), depending upon when you sell your shares.

--------------------------------------------------------------------------------
SALE DURING                             CDSC ON SHARES BEING SOLD
 ..............................................................................
1st year since purchase                           4.50%
 ..............................................................................
2nd year since purchase                           4.00%
 ..............................................................................
3rd year since purchase                           3.00%
 ..............................................................................
4th year since purchase                           2.00%
 ..............................................................................
5th year since purchase                           1.00%
 ..............................................................................
6th year (or later) since purchase                 None
--------------------------------------------------------------------------------

            o Financial intermediaries selling Class B shares receive a commission of 4.00% of the purchase price of the Class B shares that they sell, except for sales exempt from the CDSC. Financial intermediaries also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares that they have sold.

            o When you sell your shares, the CDSC will be based on either your original purchase price, or the sale price, whichever is less.

            o You do not pay a CDSC on shares acquired through reinvestment of dividends and capital gain distributions or on shares representing capital appreciation.

            o To ensure that you pay the lowest applicable CDSC, the Fund will always use the Class B shares with the lowest CDSC to fill your sell requests.

            o You do not pay a CDSC at the time you exchange your Class B shares for Class B shares of certain CitiFunds -- any payment will be deferred until your Class B shares are redeemed.

            o If you acquired your Class B shares through an exchange from another fund managed or advised by Citibank, the date of your initial investment will be used as the basis of the CDSC calculations. If the rate of CDSC on the shares exchanged was higher than the rate of CDSC on your Fund shares, you will be charged the higher rate when you sell your Fund shares.

          SALES CHARGE WAIVERS OR REDUCTIONS

          You may reduce or eliminate your sales charge on shares if you qualify for certain waivers or elect to participate in certain programs. These include:

          Front-End Loads

            o Sales charge elimination for certain eligible purchasers, including certain tax-exempt organizations, certain employee benefit plans, certain entities or persons with a qualifying affiliation or relationship with Citibank, and, under certain circumstances, investors using the proceeds of a redemption from another mutual fund for their purchase of Class A shares. Further information about eligible purchasers may be found in the Appendix to this prospectus.

            o  Reduced sales charge plan for qualified groups.

            o  Right of Accumulation.

            o  Letter of Intent.

          CDSC

            o  Redemptions made within one year of the death of the shareholder.

            o Lump sum or other distributions from IRAs and certain other retirement accounts.

            o  Redemptions made under the Fund's Systematic Withdrawal Plan.

          You may learn more about the requirements for waiver or reduction and how the programs work by requesting a copy of the Fund's Statement of Additional Information, or by consulting with your account representative.

          AUTOMATIC CONVERSION OF CLASS B SHARES

          Class B shares automatically convert to Class A shares approximately eight years after purchase. If you acquired your shares through an exchange, the date of your initial investment will be used to determine your conversion date. You will receive the same dollar amount of Class A shares as the Class B shares converted. The price of Class A shares may be higher than Class B shares at the time of conversion, because of the lower expenses of Class A shares. Therefore, you may receive fewer Class A shares than the number of Class B shares converted.

          HOW TO BUY SHARES

          Shares of CitiFunds Intermediate Income Portfolio are offered continuously and purchases may be made Monday through Friday, except on certain holidays. Shares may be purchased from the Fund's distributor or a broker-dealer or financial institution (called a Service Agent) that has entered into a sales or service agreement with the distributor concerning the Fund. Please specify whether you are purchasing Class A or Class B shares. If you fail to specify, Class A shares will be purchased for your account. The Fund and the distributor have the right to reject any purchase order or cease offering Fund shares at any time.

          Shares are purchased at net asset value (NAV) the next time it is calculated after your order is received and accepted by the Fund's transfer agent. NAV is the value of a single share of the Fund. If you are purchasing Class A shares, the applicable sales charge will be added to the cost of your shares. The Fund does not impose any minimum initial or subsequent investment requirements but your Service Agent may.

          Your Service Agent will not transmit your purchase order for Fund shares until it receives the purchase price in federal or other immediately available funds. If you pay by check, the Service Agent transmits the order when the check clears.

          If you hold your shares through a Service Agent, your Service Agent will establish and maintain your account and be the shareholder of record. If you wish to transfer your account, you may transfer it to another financial institution, or you may set up an account directly with the Fund's transfer agent.

          HOW THE PRICE OF YOUR SHARES IS CALCULATED

          The Fund calculates its NAV every day the New York Stock Exchange is open for trading. This calculation is made at the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time. NAV is calculated separately for each class of shares. NAV may be higher for Class A shares because Class A shares bear lower expenses. On days when the financial markets in which the Fund invests close early, NAV may be calculated as of the earlier close of those markets.

          The Fund's securities are valued primarily on the basis of market quotations. When market quotations are not readily available, the Fund may price securities at fair value. Fair value is determined in accordance with procedures approved by the Fund's Board of Trustees. When the Fund uses the fair value pricing method, a security may be priced higher or lower than if the Fund had used a market quotation to price the same security. For foreign securities the values are translated from the local currency into U.S. dollars using current exchange rates. If trading in the currency is restricted, the Fund uses a rate believed to reflect the currency's fair value in U.S. dollars. Trading may take place in foreign securities held by the Fund on days when the Fund is not open for business. As a result, the Fund's NAV may change on days on which it is not possible to purchase or sell shares of the Fund.

          HOW TO SELL SHARES

          You may sell (redeem) your shares on any business day. The price will be the NAV the next time it is calculated after your redemption request in proper form has been received by the Fund's transfer agent. If your shares are subject to a CDSC, the applicable charge will be deducted from your sale proceeds.

          You may make redemption requests in writing through the Fund's transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. If your account application permits, you may also make redemption requests by telephone. Each Service Agent is responsible for promptly submitting redemption requests to the Fund's transfer agent. You are responsible for making sure your redemption request is in proper form.

          The Fund has a Systematic Withdrawal Plan which allows you to automatically withdraw a specific dollar amount from your account on a regular basis. You must have at least $10,000 in your account to participate in this program. Under the Plan, if your shares are subject to a CDSC, you may only withdraw up to 10% of the value of your account in any year, but you will not be subject to a CDSC on the shares withdrawn under the Plan. For more information, please contact the Fund's transfer agent or, if you hold your shares through a Service Agent, your Service Agent.

          If you own both Class A and Class B shares, and want to sell shares, you should specify which class of shares you wish to sell. If you fail to specify, Class A shares will be redeemed first.

          When you sell your Class B shares, they will be redeemed so as to minimize your CDSC. Shares on which the CDSC is not payable, i.e.

            o  shares representing capital appreciation and

            o shares representing the reinvestment of dividends and capital gain distributions will be sold first followed by

            o  shares held for the longest period of time.

          You will receive your redemption proceeds in federal funds normally on the third business day after you sell your shares but in any event within seven days. However, your redemption proceeds may be delayed for up to ten days if your purchase was made by check. Your redemption proceeds may also be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists. The Fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

          Your account balance with the Fund may be subject to a $500 minimum. If so, the Fund reserves the right to close your account if it falls below $500 because of redemptions. You will have 60 days to make an additional investment. If you do not increase your balance, the Fund may close your account and send the proceeds to you. Your shares will be sold at NAV on the day your account was closed.

          REINSTATING RECENTLY SOLD SHARES

          For 90 days after you sell your Class A shares, the Fund permits you to repurchase Class A shares in the Fund, up to the dollar amount of the shares redeemed, without paying any sales charges. To take advantage of this reinstatement privilege, you must notify the Fund in writing at the time you wish to repurchase the shares.

          EXCHANGES

          You may exchange Fund shares for shares of the same class of certain other CitiFunds. You may also be able to exchange your Class A shares for shares of certain CitiFunds that offer only a single class of shares unless your Class A shares are subject to a CDSC. You may not exchange Class B shares for shares of CitiFunds that offer only a single class of shares. You may also acquire Fund shares through an exchange from another fund managed by Citibank.

          You may place exchange orders through the transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. You may place exchange orders by telephone if your account application permits. The transfer agent or your Service Agent can provide you with more information, including a prospectus for any fund that may be acquired through an exchange.

          The exchange will be based on the NAVs of each fund the next time they are determined after your order is accepted by the Fund's transfer agent, subject to any applicable sales charge. You cannot exchange shares until the Fund has received payment in federal funds for your shares.

          When you exchange your Class A shares, you will generally be required to pay the difference, if any, between the sales charge payable on the shares to be acquired in the exchange and the sales charge paid in connection with your original purchase of Class A shares. However, if your Fund shares were purchased prior to January 4, 1999, you will not have to pay a sales charge when you exchange those shares for Class A shares, subject to confirmation through a check of appropriate records and documentation.

          When you exchange your Class B shares, you will not pay any initial sales charge, and no CDSC is imposed when your Class B shares are exchanged for Class B shares of certain other CitiFunds that are made available for exchange. However, you may be required to pay a CDSC when you sell those shares. The length of time that you owned Fund shares will be included in the holding period of your new Class B shares.

          The exchange privilege may be changed or terminated at any time. You should be aware that you may have to pay taxes on your exchange.

          ACCOUNT INQUIRIES

          Please contact your Service Agent. If you hold your shares through the transfer agent, please call 1-800-625-4554.

          DIVIDENDS

          The Fund pays substantially all of its net income (if any) from dividends and interest to its shareholders of record as a dividend monthly.

          The Fund's net realized short-term and long-term capital gains, if any, will be distributed to Fund shareholders at least annually, in December. The Fund may also make additional distributions to shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

          Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional Fund shares.

          TAX MATTERS

          This discussion of federal taxes is for general information only. You should consult your own tax adviser about your particular situation, and the status of your account under state and local laws.

          TAXABILITY OF DISTRIBUTIONS. You will normally have to pay federal income taxes on the distributions you receive from the Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions designated by the Fund as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. Some distributions paid in January may be taxable to you as if they had been paid the previous December. Each year the Fund will mail you a report of your distributions for the prior year and how they are treated for federal tax purposes.

          Fund distributions will reduce the Fund's net asset value per share. As a result, if you buy shares just before the Fund makes a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

          BACKUP WITHHOLDING. The account application asks each new investor to certify that the investor's Social Security or taxpayer identification number is correct and that the shareholder is not subject to 31% backup withholding for failing to report income to the IRS. The Fund may be required to withhold (and pay over to the IRS for your credit) 31% of certain distributions and proceeds it pays you if you fail to provide this information or otherwise violate IRS regulations.

          FOREIGN SHAREHOLDERS. If you are not a citizen or resident of the U.S., the Fund will withhold U.S. federal income tax payments at the rate of 30% (or any lower applicable treaty rate) on taxable dividends and other payments subject to withholding taxes. Fund distributions received by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

          TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

----------------------
MANAGEMENT OF THE FUND
----------------------

Management of the Fund

          MANAGER

          CitiFunds Intermediate Income Portfolio draws on the strength and experience of Citibank. Citibank is the investment manager of the Fund, and subject to policies set by the Fund's Trustees, Citibank makes investment decisions. Citibank has been managing money since 1822. With its affiliates, it currently manages more than $351 billion in assets worldwide.

          Citibank, with headquarters at 153 East 53rd Street, New York, New York, is a wholly-owned subsidiary of Citigroup Inc. "CitiFunds" is a service mark of Citicorp.

          Citibank and its affiliates, including their directors, officers or employees, may have banking and investment banking relationships with the issuers of securities that are held in the Fund. They may also own the securities of these issuers. However, in making investment decisions for the Fund, Citibank does not obtain or use material inside information acquired by any division, department or affiliate of Citibank in the course of those relationships. Citibank and its affiliates may have loans outstanding that are repaid with proceeds of securities purchased by the Fund.

          Mark Lindbloom, a Vice President of Citibank, has been responsible for the daily management of the Fund's securities since June 1993, and has been a portfolio manager for fixed income securities since joining Citibank in 1986. Mr.
          Lindbloom has more than 20 years of investment management experience.

          MANAGEMENT FEES

          For the Fund's fiscal year ended October 31, 1999, Citibank received management fees totaling 0.35% of the Fund's average daily net assets, after waivers.

-------------------
MORE ABOUT THE FUND
-------------------

More About the Fund

          The Fund's goals, principal investments and risks are summarized in FUND AT A GLANCE on page 3. More information on investments, investment strategies and risks appears below.

          PRINCIPAL INVESTMENT STRATEGIES

          The Fund's principal investment strategies are described below. The Fund may use other strategies and invest in other securities that are described in the Statement of Additional Information. However, the Fund may not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the Statement of Additional Information. The Fund's goals and strategies may be changed without shareholder approval. Of course, there can be no assurance that the Fund will achieve its goals.

          Under normal circumstances, the Fund invests at least 65% of its total assets in fixed income securities. However, the Fund expects that, in general, substantially all of its assets will be invested in fixed income securities.

--------------------------------------------------------------------------------
          WHAT ARE FIXED INCOME SECURITIES?

          FIXED INCOME SECURITIES generally represent a debt obligation of an issuer, and include BONDS, SHORT-TERM OBLIGATIONS AND MORTGAGE-BACKED AND ASSET-BACKED SECURITIES AND PREFERRED
          STOCK. Fixed income securities, in general, offer a fixed
          stream of cash flow. Most bond investments focus on generating income. The potential for capital appreciation is a secondary objective. The value of fixed income securities generally goes up when interest rates go down, and down when rates go up. The value of these securities also fluctuates based on other
          market and credit factors.
--------------------------------------------------------------------------------

          The Fund's fixed income securities include:

            o debt securities of U.S. and foreign companies, such as bonds, short-term notes and mortgage-backed and asset- backed securities (including collateralized mortgage obligations, or CMOs);

            o U.S. government securities, such as U.S. Treasury bills, notes and bonds, and obligations issued or guaranteed by U.S. government agencies or instrumentalities;

            o  debt securities of foreign governments; and

            o  preferred stock of U.S. and foreign companies.

          The Fund may invest up to 20% of its assets in foreign securities, including securities of issuers in developing countries, and generally purchases U.S. dollar denominated foreign securities.

--------------------------------------------------------------------------------
          WHAT ARE MORTGAGE-BACKED SECURITIES?

          Home mortgage loans are typically grouped together into
          "pools" by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. When homeowners make interest and
          principal payments, these payments are passed on to the
          investors in the pool. Certain types of mortgage-backed
          securities are called collateralized mortgage obligations, or
          CMOs.
--------------------------------------------------------------------------------

          The Fund's mortgage-backed securities may be issued or guaranteed as to payment of principal and interest by the U.S. government or one of its agencies, such as GNMA. These securities may or may not be backed by the full faith and credit of the U.S. government.

          Even if the U.S. government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of the security is not insured and may be volatile.

          The Fund also may invest in asset-backed securities and in mortgage-backed securities that are not backed by the U.S. government. These securities are backed by pools of assets such as automobile loans, credit card receivables or mortgage loans. It may be difficult to enforce rights against the assets backing these securities.

          The U.S. government securities in which the Fund may invest include U.S. Treasury bills, notes and bonds, and obligations issued or guaranteed by U.S. government agencies or instrumentalities. Securities issued by U.S. government agencies or instrumentalities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities have minimal credit risk, but they still fluctuate in value when interest rates or currency exchange rates change.

          Securities issued or guaranteed as to principal and interest by foreign governments or agencies or instrumentalities of foreign governments (which include securities of supranational agencies) also may provide opportunities for income with minimal credit risk. As with U.S. government securities, however, they still fluctuate in value when interest rates change.

          The Fund may invest up to 15% of its assets in zero coupon obligations, such as zero coupon bonds issued by companies and securities representing future principal and interest installments on debt obligations of the U.S. and foreign governments.

          The Fund's debt securities issued by U.S. companies must be investment grade when the Fund purchases them. Investment grade securities are those rated Baa3 or better by Moody's, BBB- or better by Standard & Poor's or which Citibank believes to be of comparable quality. Securities rated Baa3 or BBB- and securities of comparable quality may have speculative characteristics. Also, changes in economic or market conditions or the issuers' circumstances are more likely to adversely affect the issuers' ability to make payments on the securities than is the case for higher rated securities. If the credit quality of a security deteriorates after the Fund buys it, Citibank will decide whether the security should be held or sold.

          The Fund is permitted to invest in bonds with any maturity. However, the Fund's average weighted maturity is normally expected to be from three to ten years. Citibank determines the average maturity of mortgage-backed and asset-backed securities based on its expectations of prepayments of these securities. Actual prepayments will vary depending on changes in interest rates. The Fund's average maturity may deviate from its normal range as a result of actual or expected prepayments. The Fund will not consider such a deviation a violation of investment policy.

          The Fund may enter into "dollar rolls" where it sells mortgage-backed securities and simultaneously agrees to repurchase substantially similar securities on a specified future date. The Fund's dollar rolls are "covered," meaning that the Fund establishes a segregated account with liquid securities equal in value to the securities it will repurchase.

          The Fund may hold cash pending investment, and may invest in money market instruments, repurchase agreements and reverse repurchase agreements for cash management purposes.

          DERIVATIVES. The Fund may use derivatives in order to protect (or "hedge") against declines in the value of securities held by the Fund or increases in the cost of securities to be purchased in the future, or to hedge against changes in interest rates. The Fund may also use derivatives for non-hedging purposes, to generate income or enhance potential gains. In addition, the Fund may use derivatives to manage the effective maturity or duration of fixed income securities. These derivatives include bond index futures, foreign currency futures, forwards and exchange contracts, options on securities and foreign currencies, options on interest rate futures and swaps. In some cases, the derivatives purchased by the Fund are standardized contracts traded on commodities exchanges or boards of trade. This means that the exchange or board of trade guaranties counterparty performance. In other cases, the Fund may bear more counterparty risk. Derivatives may be thinly traded or illiquid. Derivatives may not be available on terms that make economic sense (they may be too costly). The Fund's ability to use derivatives may also be limited by tax considerations.

          DEFENSIVE STRATEGIES. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goals.

          INVESTMENT STRUCTURE. The Fund does not invest directly in securities but instead invests through an underlying mutual fund, U.S. Fixed Income Portfolio, having the same investment goals and strategies as the Fund. U.S. Fixed Income Portfolio buys, holds and sells securities in accordance with these goals and strategies. Unless otherwise indicated, references to the Fund in this Prospectus include the underlying fund. The Fund may stop investing in its underlying mutual fund at any time, and will do so if the Fund's Trustees believe that to be in the best interests of the Fund's shareholders. The Fund could then invest in another mutual fund or pooled investment vehicle or invest directly in securities.

          MANAGEMENT STYLE. Managers of mutual funds use different styles when managing portfolios. Portfolio managers for Citibank generally use a "top-down" approach when establishing duration and sector allocation and a "bottom-up" approach when selecting securities to purchase for the Fund. When using a "top-down" approach the portfolio managers look first at broad economic factors and market conditions. Security selection combines fundamental credit analysis with relative value decisions. Portfolio managers, working from an approved list of issuers, compare the yield advantage of an issue to other issues in its peer group. The portfolio managers use these same approaches when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that the security no longer fits within the managers' overall strategies for achieving the Fund's goals.

          The Fund is actively managed. Although the portfolio managers attempt to minimize portfolio turnover, from time to time the Fund's annual portfolio turnover rate may exceed 100%. The sale of securities may produce capital gains, which, when distributed, are taxable to investors. Active trading may also increase the amount of commissions or mark-ups the Fund pays to brokers or dealers when it buys and sells securities. The "Financial Highlights" section of this prospectus shows the Fund's historical portfolio turnover rate.

          Citibank may use brokers or dealers for Fund transactions who also provide brokerage and research services to the Fund or other accounts over which Citibank exercises investment discretion. The Fund may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, the Fund will "pay up" only if Citibank determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which Citibank exercises investment discretion.

          RISKS

          Investing in a mutual fund involves risk. Before investing, you should consider the risks you will assume. Certain of these risks are described below. Please note that there are many other factors that could adversely affect your investment and that could prevent the Fund from achieving its goals, which are not described here. More information about risks appears in the Fund's Statement of Additional Information.

          The value of the Fund's shares will change daily as the value of its underlying securities changes. This means that your shares of the Fund may be worth more or less when you sell them than when you bought them. You may lose money if you invest in this Fund.

          Please remember that an investment in the Fund is not a deposit of Citibank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. Some securities held by the Fund may be quite volatile, meaning that their prices can change significantly in a short time.

          INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. A change in interest rates could cause the Fund's share price to go down.

          INCOME RISK. If interest rates decline, the amount of income paid to you by the Fund as dividends may also decline.

          CREDIT RISK. Some issuers may not make payments on debt securities held by the Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for the Fund to sell. The lower quality debt securities in which the Fund may invest are more susceptible to these problems than higher quality obligations.

          PORTFOLIO SELECTION. The success of the Fund's investment strategy depends in large part on the investment process. The portfolio managers may fail to pick securities that perform well because they are unable to predict accurately the direction of interest rates or to assess fundamental changes affecting the credit quality of issuers or other factors. In that case, you may lose money, or your investment may not do as well as an investment in another fixed income fund.

          FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

            o These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability.

            o Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

            o Foreign markets may be less liquid and more volatile than U.S. markets. Rapid increases in money supply may result in speculative investing, contributing to volatility. Also, equity securities may trade at price-earnings multiples that are higher than those of comparable U.S. companies, and that may not be sustainable. As a result, there may be rapid changes in the value of foreign securities.

            o Foreign markets may offer less protection to investors. Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments.

            o Since foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar relative to these other currencies will adversely affect the value of the Fund. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent the Fund from realizing value in U.S. dollars from its investment in foreign securities. The Fund may also be adversely affected by the conversion of European currencies to the Euro.

            o The Fund may invest in issuers located in emerging, or developing, markets.

                 o Emerging or developing countries are generally defined as countries in the initial stages of their industrialization cycles with low per capita income.

                 o All of the risks of investing in foreign securities are heightened by investing in developing countries.

                 o The markets of developing countries have been more volatile than the markets of developed countries with more mature economies.

          PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by the Fund may be able to call a bond or prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund, and the Fund may lose any premium paid. The Fund would also lose the benefit of falling interest rates on the price of the repaid bond. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Mortgage-backed securities, including CMOs, are particularly susceptible to prepayment risk and their prices may be more volatile than a security having no pre-payment option.

          ZERO COUPON OBLIGATIONS. Zero coupon obligations pay no current interest. As a result, their prices tend to be more volatile than those of securities that offer regular payments of interest. This makes the Fund's share price more volatile. In order to pay cash distributions representing income on zero coupon obligations, the Fund may have to sell other securities on unfavorable terms. These sales may generate taxable gains for Fund investors.

          DERIVATIVES. The Fund's use of derivatives (such as futures contracts and forward foreign currency contracts), particularly when used for non-hedging purposes, may be risky. This practice could result in losses that are not offset by gains on other portfolio assets. Losses would cause the Fund's share price to go down. There is also the risk that the counterparty may fail to honor contract terms. This risk becomes more acute when the Fund invests in derivatives that are not traded on commodities exchanges or boards of trade. The Fund's ability to use derivatives successfully depends on Citibank's ability to accurately predict interest rates, currency exchange rates and other market movements. If Citibank's predictions are wrong, the Fund could suffer greater losses than if the Fund had not used derivatives.

          YEAR 2000 RISK. Year 2000 Risk, the risk that computers will fail or generate faulty information after December 31, 1999, may continue to cause problems well into the Year 2000. The Fund may be adversely affected by the Year 2000 problems of its service providers, the markets on which it trades securities, or the issuers of the securities it holds.

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal periods indicated. Certain information reflects financial results for a single Class A and Class B Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP (1999 annual information only), whose report along with the Fund's financial statements, is included in the annual report which is incorporated by reference into the Statement of Additional Information and which is available upon request. The financial information prior to 1999 was audited by another accounting firm.

                                                       CITIFUNDS INTERMEDIATE INCOME PORTFOLIO
                                                                       CLASS A
                          --------------------------------------------------------------------------------------------------
                                              Ten Months                           Year Ended December 31,
                          Year Ended               Ended
                         October 31,         October 31,         -----------------------------------------------------------
                                1999                1998             1997             1996             1995             1994
 ............................................................................................................................
Net Asset Value,
  beginning of period         $10.00              $ 9.72           $ 9.48           $ 9.77           $ 8.91           $ 9.88
 ............................................................................................................................
Income From Operations:
Net investment income          0.508+              0.447            0.575             0.54             0.57            0.521
Net realized and
  unrealized gain (loss)
  on investments              (0.666)              0.272            0.239            (0.29)            0.86           (0.959)
 ............................................................................................................................
    Total from operations     (0.158)              0.719            0.814             0.25             1.43           (0.438)
 ............................................................................................................................
Less Distributions From:
Net investment income         (0.462)             (0.439)          (0.574)           (0.54)           (0.57)          (0.516)
Net realized gain on
  investments                   --                  --               --               --               --             (0.016)
 ............................................................................................................................
    Total distributions       (0.462)             (0.439)          (0.574)           (0.54)           (0.57)          (0.532)
 ............................................................................................................................
Net Asset Value, end of
  period                      $ 9.38              $10.00           $ 9.72           $ 9.48           $ 9.77           $ 8.91
 ............................................................................................................................
Total Return                   (1.61)%              7.57%**          8.87%            2.73%           16.45%           (4.48)%

                                                       CITIFUNDS INTERMEDIATE INCOME PORTFOLIO
                                                                       CLASS A
                          --------------------------------------------------------------------------------------------------
                                              Ten Months
                          Year Ended               Ended                           Year Ended December 31,
                         October 31,         October 31,         -----------------------------------------------------------
                                1999                1998             1997             1996             1995             1994
 ............................................................................................................................
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of
  period (in thousands)      $52,025             $76,788          $36,702          $43,919          $49,618          $47,582
Ratio of expenses to
  average net assets (A)        0.90%               0.91%*           0.92%            0.90%            0.90%            0.90%
Ratio of expenses to
  average net assets
  after fees paid
  indirectly (A)                0.90%               0.90%*           0.90%            0.90%            0.90%            0.90%
Ratio of net investment
  income to average net
  assets                        5.20%               5.30%*           5.92%            5.72%            5.97%            5.52%
Portfolio turnover (B)           253%                120%             146%             495%             396%             291%

Note: If agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the periods indicated the net investment income per share and the ratios would have been as follows:

Net investment income
  per share                   $0.467+             $0.412           $0.522            $0.50            $0.52           $0.475
RATIOS:
Expenses to average net
  assets (A)                    1.32%               1.33%*           1.47%            1.39%            1.42%            1.39%
Net investment income to
  average net assets            4.78%               4.88%*           5.37%            5.23%            5.45%            5.03%

  * Annualized.
 ** Not Annualized.
  + The per share amounts were computed using monthly average shares during the period.
(A) The expense ratios for the year ended December 31, 1995 and the periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended before December 31,
    1995 have not been adjusted to reflect this change.

(B) Portfolio turnover rate represents the rate of portfolio activity for the periods until October 31, 1998 while the Fund was making investments directly in securities. The portfolio turnover rates for the period beginning on November 1, 1998 represent the rates of portfolio activity of U.S. Fixed Income Portfolio, the underlying portfolio through which the Fund invests.

                                                                   CLASS B
                                                            --------------------
                                                               January 4, 1999
                                                                (Commencement
                                                              of Operations) to
                                                              October 31, 1999
 ...............................................................................
Net Asset Value, beginning of period                               $9.95
 ...............................................................................
Income From Operations:
Net investment income                                              0.384+
Net realized and unrealized loss on investments                   (0.617)
 ...............................................................................
    Total from operations                                         (0.233)
 ...............................................................................
Less Distributions From:
Net investment income                                             (0.317)
 ...............................................................................
Net Asset Value, end of period                                     $9.40
 ...............................................................................
Total return                                                       (2.35)%**
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000's omitted)                         $2,346
Ratio of expenses to average net assets                             1.40%*
Ratio of net investment income to average net assets                4.70%*
Portfolio turnover (B)                                               253%

Note: If agents of the Fund had not voluntarily agreed to waive a portion of their fees for the periods indicated, the net investment income per share and the ratios would have been as follows:

Net investment income per share                                   $0.343+
RATIOS:
Expenses to average net assets                                      1.82%*
Net investment income to average net assets                         4.28%*
 ...............................................................................
  * Annualized.
 ** Not Annualized.
  + The per share amounts were computed using the monthly average of shares during the period.
(A) Includes the Fund's share of U.S. Fixed Income Portfolio allocated expense.
(B) Portfolio turnover rate represents the rate of portfolio activity of U.S. Fixed Income Portfolio.

--------
APPENDIX
--------

Appendix

          CLASS A SHARES -- ELIGIBLE PURCHASERS

          Class A shares may be purchased without a sales charge by the following eligible purchasers:

            [] tax exempt organizations under Section 501(c)(3-13) of the
               Internal Revenue Code

            [] trust accounts for which Citibank, N.A or any subsidiary or affiliate of Citibank acts as trustee and exercises discretionary investment management authority

            [] accounts for which Citibank or any subsidiary or affiliate of
               Citibank performs investment advisory services or charges fees for acting as custodian

            [] directors or trustees (and their immediate families), and retired directors or trustees (and their immediate families), of any investment company for which Citibank or any subsidiary or affiliate of Citibank serves as the investment adviser or as a service agent

            [] employees and retired employees of Citibank and its affiliates,
               CFBDS, Inc. and its affiliates, any Service Agent and its affiliates and certain other Fund service providers (including immediate families of any of the foregoing)

            [] investors participating in a fee-based or promotional arrangement sponsored or advised by Citibank or its affiliates

            [] investors participating in a rewards program that offers Fund shares as an investment option based on an investor's balances in selected Citigroup Inc. products and services

            [] employees of members of the National Association of Securities
               Dealers, Inc., provided that such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase

            [] separate accounts used to fund certain unregistered variable annuity contracts

            [] direct rollovers by plan participants from a 401(k) plan offered to Citigroup employees

            [] shareholder accounts established through a reorganization or similar form of business combination approved by the Fund's Board of Trustees or by the Board of Trustees of any other CitiFund or mutual fund managed or advised by Citibank (all of such funds being referred to herein as CitiFunds) the terms of which entitle those shareholders to purchase shares of the Fund or any other CitiFund at net asset value without a sales charge

            [] employee benefit plans qualified under Section 401(k) of the
               Internal Revenue Code with accounts outstanding on January 4,
               1999

            [] employee benefit plans qualified under Section 401 of the
               Internal Revenue Code, including salary reduction plans qualified under Section 401(k) of the Code, subject to minimum requirements as may be established by CFBDS with respect to the amount of purchase; currently, the amount invested by the qualified plan in the Fund or in any combination of CitiFunds must total a minimum of $1 million (qualified plans investing through certain programs sponsored by Citibank or its affiliates are not subject to this minimum)

            [] accounts associated with Copeland Retirement Programs

            [] investors purchasing $500,000 or more of Class A shares; however, a contingent deferred sales charge will be imposed on the investments in the event of certain share redemptions within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (not including reinvested dividends and capital gains distributions) or the total cost of the shares; the contingent deferred sales charge on Class A shares will be waived under the same circumstances as the contingent deferred sales charge on Class B shares will be waived; in determining whether a contingent deferred sales charge on Class A shares is payable, and if so, the amount of the charge:

                 o it is assumed that shares not subject to the contingent deferred sales charge are the first redeemed followed by other shares held for the longest period of time

                 o all investments made during a calendar month will age one month on the last day of the month and each subsequent month

                 o any applicable contingent deferred sales charge will be deferred upon an exchange of Class A shares for Class A shares of another CitiFund and deducted from the redemption proceeds when the exchanged shares are subsequently redeemed (assuming the contingent deferred sales charge is then payable)

                 o the holding period of Class A shares so acquired through an exchange will be aggregated with the period during which the original Class A shares were held

            [] subject to appropriate documentation, investors where the amount invested represents redemption proceeds from a mutual fund (other than a CitiFund), if:

                 o the redeemed shares were subject to an initial sales charge or a deferred sales charge (whether or not actually imposed), and

                 o the redemption has occurred no more than 60 days prior to the purchase of Class A shares of the Fund

            [] an investor who has a business relationship with an investment consultant or other registered representative who joined a broker-dealer which has a sales agreement with CFBDS from another investment firm within six months prior to the date of purchase by the investor, if:

                 o the investor redeems shares of another mutual fund sold through the investment firm that previously employed that investment consultant or other registered representative, and either paid an initial sales charge or was at some time subject to, but did not actually pay, a deferred sales charge or redemption fee with respect to the redemption proceeds

                 o the redemption is made within 60 days prior to the investment in the Fund, and

                 o the net asset value of the shares of the Fund sold to that investor without a sales charge does not exceed the proceeds of the redemption

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

          The Statement of Additional Information (SAI) provides more details about the Fund and its policies. The SAI is incorporated by reference into this prospectus and is legally part of it.

          Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance.

          The Annual and Semi-Annual Reports for the Fund list its portfolio holdings and describe performance.

          To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call toll-free 1-800-625-4554.

          The SAI, reports, and other information about the Fund are also available on the Edgar Database on the SEC Internet site at http://www.sec.gov. Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Copies may also be obtained upon payment of a duplicating fee by electronic request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-6009.

SEC File Number: 811-5033                                           CFP/IIP/300